Subsequent Events	6 Months Ended
Jun. 30, 2011
Subsequent Events
Subsequent Events

22. Subsequent events:

In August 2011, the Company signed an Asset Purchase and Sale Agreement with PMC to acquire PMC's 70 percent interest in the Pinson Mine, located in Humboldt County, Nevada. On closing, Atna will also sign a non-exclusive Ore Milling and Gold Purchase Agreement with an affiliate of PMC allowing for processing of Pinson Mine ores at Barrick's Goldstrike processing facilities. The purchase price was $15 million in cash and 15 million common shares of Atna and the swap of various land positions included in the Pinson joint venture. PMC retains a 10 percent net profits royalty that will be triggered after the first 120,000 ounces of gold are produced.

In August 2011, the Company arranged a $20 million Credit Agreement with Sprott Resource Lending Partnership ("Sprott") to finance the Pinson acquisition. The term of this facility is for one-year, with an optional one-year extension based on meeting certain criteria or at Sprott's discretion. Interest on any unpaid principal balances shall accrue at annual rate of 9.0 percent per annum compounded monthly. Atna paid a structuring fee of $150,000 and, as consideration for advancing the facility, will pay an arrangement fee of $0.7 million. The arrangement fee is payable with common shares of Atna determined on the basis of a price per share equal to a 10% discount to the five-day volume-weighted average trading price of the shares on the Toronto Stock Exchange immediately prior to the date the facility is advanced. The credit facility is contingent upon the completion of the Pinson acquisition.

Closing the Pinson acquisition and related financing are each subject to certain conditions including, but not limited to, the receipt of all necessary approvals, including the acceptance of the Toronto Stock Exchange. See Atna's press release dated August 11 for more details.